PROMISSORY NOTE


[Amount]                                                                  [Date]


EnergyGlobal AG, a Liechtenstein corporation, with offices at 7 Staedtle, 9490 Vaduz Liechtenstein ("Maker"), for value received, hereby promises and agrees to
pay unto                                            ("Payee"), in lawful money
         ------------------------------------------
of            the sum of                , to be repaid by the Maker in
   ----------            ---------------
accordance with the terms and conditions hereof.

It is understood that the principal amount set forth above is the amount which may be drawn by Maker from Payee as repayment for earlier advance.

Payment of all sums advanced to Maker by Payee made on [date of note], and hereunder shall be made by Maker to Payee in full on [due date]. The Maker will make an annual interest payment of 10%, first payment due with the principal on [due date].

Maker may prepay the amount hereunder in whole or in part at any time prior to the above date at Maker's election.

If default is made in the payment of this Note at maturity, Maker agrees and is also to pay to the owner and holder of this Note a reasonable amount as attorney's or collection fees in connection with the collection efforts, if any, by Payee hereunder.

Maker irrevocably agrees to execute a separate Loan Agreement with Payee covering the above debt by Maker to Payee upon first demand by Payee.

                                   EnergyGlobal AG


                                   per:



                      LIST OF HOLDERS OF PROMISSORY NOTES

                                                                     Date of Note/
              Payee                     Amount/Currency(1)         Original Due Date         Amended Due Date

Oxbridge Limited                     $800,000                    April 4, 1996             April 4, 2000
                                     United States Dollars       April 4, 1997

Oxbridge Limited                     $200,000                    April 11, 1996            April 11, 2000
                                     United States Dollars       April 11, 1997

Oxbridge Limited                     $90,000                     April 18, 1996            April 18, 2000
                                     United States Dollars       April 18, 1997

Oxbridge Limited                     $200,000                    April 18, 1996            April 18, 2000
                                     Canadian Dollars            April 18, 1997

Oxbridge Limited                     $100,000                    May 15, 1996              May 15, 2000
                                     United States Dollars       May 15, 1997

Rockwell International Ltd.          17,000 Swiss Francs         February 15, 1996         February 15, 2000
                                                                 February 15, 1997

Rockwell International Ltd.          8,500 Deutschmarks          February 15, 1996         February 15, 2000
                                                                 February 15, 1997

Rockwell International Ltd.          200,000 Deutschmarks        March 15, 1996            March 15, 2000
                                                                 March 15, 1997

Rockwell International Ltd.          $120,000                    March 27, 1996            March 27, 2000
                                     Canadian Dollars            March 27, 1997

Rockwell International Ltd.          $100,000                    April 1, 1996             April 1, 2000
                                     Canadian Dollars            April 1, 1997

Rockwell International Ltd.          $137,761                    May 7, 1996               May 7, 2000
                                     Canadian Dollars            May 7, 1997

Rockwell International Ltd.          $220,000                    June 18, 1996             June 18, 2000
                                     Canadian Dollars            June 18, 1997

Rockwell International Ltd.          $10,200                     February 15, 1996         February 15, 2000
                                     United States Dollars       February 15, 1997

Rockwell International Ltd.          $8,500                      February 15, 1996         February 15, 2000
                                     United States Dollars       February 15, 1997

Rockwell International Ltd.          $8,500                      February 15, 1996         February 15, 2000
                                     United States Dollars       February 15, 1997

Rockwell International Ltd.          $200,000                    March 3, 1996             March 3, 2000
                                     United States Dollars       March 3, 1997

Rockwell International Ltd.          $12,000                     April 1, 1996             April 1, 2000
                                     United States Dollars       April 1, 1997

Rockwell International Ltd.          $108,000                    April 2, 1996             April 2, 2000
                                     United States Dollars       April 2, 1997

Rockwell International Ltd.          $500,000                    June 24, 1996             June 24, 2000
                                     United States Dollars       June 24, 1997

Conquest Finance Corporation         $2,000                      January 12, 1996          January 12, 2000
                                     Canadian Dollars            January 12, 1997

Conquest Finance Corporation         50,000 Deutschmarks         March 5, 1996             March 5, 2000
                                                                 March 5, 1997

Conquest Finance Corporation         9,000 Deutschmarks          March 24, 1996            March 24, 2000
                                                                 March 24, 1997

Conquest Finance Corporation         $853,509                    July 7, 1996              July 7, 2000
                                     United States Dollars       July 7, 1997

Conquest Finance Corporation         $9,000                      December 12, 1995         December 12, 1999
                                     United States Dollars       December 12, 1996

W.R. Financial Consultants Ltd.      $100,000                    December 6, 1995          December 6, 1999
                                     United States Dollars       December 6, 1996

W.R. Financial Consultants Ltd.      $30,030                     December 12, 1995         December 12, 1999
                                     United States Dollars       December 12, 1996

W.R. Financial Consultants Ltd.      $35,000                     February 10, 1996         February 10, 2000
                                     United States Dollars       February 10, 1997

W.R. Financial Consultants Ltd.      $250,000                    February 10, 1996         February 10, 2000
                                     United States Dollars       February 10, 1997

W.R. Financial Consultants Ltd.      $48,800                     February 25, 1996         February 25, 2000
                                     Canadian Dollars            February 25, 1997

W.R. Financial Consultants Ltd.      $37,354.04                  February 26, 1996         February 26, 2000
                                     Canadian Dollars            February 26, 1997

W.R. Financial Consultants Ltd.      $25,000                     May 16, 1996              May 16, 2000
                                     United States Dollars       May 16, 1997
W.R. Financial Consultants Ltd.      $25,000.50                  August 16, 1996           August 16, 2000
                                     United States Dollars       August 16, 1997

W.R. Financial Consultants Ltd.      $30,000                     September 4, 1996         September 4, 2000
                                     United States Dollars       September 4, 1997

Sonanini Holdings Ltd.               $100,000                    April 29, 1996            April 29, 2000
                                     United States Dollars       April 29, 1997

Sonanini Holdings Ltd.               $20,000                     May 7, 1996               May 7, 2000
                                     United States Dollars       May 7, 1997

Sonanini Holdings Ltd.               $20,000                     July 10, 1996             July 10, 2000
                                     United States Dollars       July 10, 1997

Slovgold AG                          19,000 Deutschmarks         June 15, 1995             June 15, 1999
                                                                 June 15, 1996

Slovgold AG                          33,000 Swiss Francs         June 15, 1995             June 15, 1999
                                                                 June 15, 1996

Mr. Wolfgang Rauball                 $20,000                     October 4, 1995           October 4, 1999
                                     Canadian Dollars            October 4, 1996

Mr. Wolfgang Rauball                 40,000 Deutschmarks         March 8, 1996             March 8, 2000
                                                                 March 8, 1997

[FN]
(1) According to financial reports appearing in The Wall Street Journal, as of January 31, 1997, the currency exchange rate was $0.7021 United States Dollars for each Swiss Franc, $0.6102 United States Dollars for each Deutschmark, and $0.7423 United States Dollars for each Canadian Dollar.